SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Neuberger Berman Income Funds
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Neuberger Berman Income Funds
Neuberger Berman New York Municipal Income Fund
[April 20], 2018
Dear Shareholder:
The attached Proxy Statement discusses a proposal to be voted upon by the shareholders of Neuberger Berman New York Municipal Income Fund (the “Fund”), a series of Neuberger Berman Income Funds.  As a shareholder of the Fund, you are being asked to review the Proxy Statement and cast your vote on the proposal.
The Board of Trustees unanimously recommends that shareholders vote FOR the proposal.
The proposal seeks to change the Fund’s fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes. The Fund will continue to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and securities the interest on which may be a tax preference item for purposes of the federal alternative minimum tax.  In addition, the fundamental policy will be revised to clarify that the Fund may also invest in other investments that provide such investment exposure.  Please note that given the Fund’s current focus on New York bonds and the expected likely continuing importance of New York as a significant issuer of new bonds, New York bonds will continue to play a role in the portfolio. However, the amount of exposure to such bonds will depend on market conditions.  A change to the Fund’s fundamental investment policies requires the approval of shareholders. Shareholder approval of this change would enable the Fund to invest in securities of municipal issuers throughout the U.S. and its territories and possessions and the Fund would diversify away from its focus on New York.

Why are you being asked to approve this change?
Neuberger Berman Investment Advisers LLC (“NBIA”), the investment manager of the Fund, believes it is important to introduce impact investing in the municipal space.  As such, the Fund will change its principal investment strategies to invest mainly in securities of municipal issuers that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return. In order to provide greater investment diversification and improved opportunity for attractive yield given the new impact oriented strategy, the Fund is proposing to  expand the investment universe from New York-only to include municipal securities of issuers throughout the U.S. and its territories.  If the proposal is approved, it is anticipated that the Fund will also change its name to Neuberger Berman Municipal Impact Fund.

NBIA believes that changing the Fund’s fundamental policy, along with other changes described in the Proxy Statement, including the flexibility to invest across the credit quality spectrum, will provide greater flexibility for investments and improved opportunity for attractive yield.
In addition, if shareholders of the Fund approve the proposed change, the total annual operating expenses for Institutional Class shares, which is currently 0.92% of average net assets, would be capped at 0.43% of average net assets (subject to certain exclusions described in the Proxy Statement).
Your vote is important.  To avoid the additional expense of further solicitation, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.  After reviewing the attached Proxy Statement, please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting by telephone or through the internet -- instructions can be found on your proxy card.  If we do not hear from you by [May 15, 2018], our proxy solicitor may contact you.
If you have any questions, please call 1-800-877-9700.  Our representatives will be glad to assist you.  Thank you for your response and your continued support of the Neuberger Berman Funds.
Very truly yours, /s/ Robert Conti Robert Conti President and Chief Executive Officer Neuberger Berman Income Funds

____________________________
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC.  The individual Fund name in this Proxy Statement is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC.  ©2018 Neuberger Berman BD LLC, distributor.  All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.   Joint Accounts: Either owner may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.
3.   Other Accounts: The capacity of the individual signing the proxy card should be indicated either in the form of the account registration itself or by the individual signing the proxy card.  For example:
Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	John Doe, Treasurer
(2)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(3)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT.
PLEASE VOTE YOUR SHARES PROMPTLY.
You may receive more than one proxy card depending on how you hold shares of the Fund.  Please fill out and return each enclosed proxy card.
Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to review the attached Proxy Statement and vote using the instructions that appear on the enclosed proxy card(s).
To avoid the additional expense of further solicitation, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Neuberger Berman Income Funds
Neuberger Berman New York Municipal Income Fund

1290 Avenue of the Americas
New York, New York 10104
 800-877-9700
_________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 13, 2018
_________________________
[April 20, 2018]

Who is asking for your vote?
The Board of Trustees of Neuberger Berman Income Funds, on behalf of Neuberger Berman New York Municipal Income Fund (the “Fund”).
Where will the meeting be held?
The meeting will be held at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, [  ] Floor, New York, New York, on June 13, 2018, at [2:30 p.m.] Eastern Time.
What proposal are you being asked to vote on?
The Board of Trustees is proposing that the Fund’s shareholders approve a change to the Fund’s fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes. The Fund will continue to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and securities the interest on which may be a tax preference item for purposes of the federal alternative minimum tax.  In addition, the fundamental policy will be revised to clarify that the Fund may also invest in other investments that provide such investment exposure.  A change to the Fund’s fundamental investment policies requires the approval of shareholders. Shareholder approval of this change would enable the Fund to invest in securities of municipal issuers throughout the U.S. and its territories and possessions.
What other changes are occurring with this proposed change?
If shareholders of the Fund approve the proposed change to the Fund’s fundamental policy, it is currently anticipated that the Fund will make the following additional changes:
●	the Fund will change its name to Neuberger Berman Municipal Impact Fund;

●
the Fund will change its principal investment strategies to invest mainly in municipal debt securities across the credit spectrum that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return (examples of positive social outcomes include improving access to basic needs such as housing, education, and health services, and examples of positive environmental outcomes include addressing climate change, providing for energy needs in a sustainable manner, and conserving the natural environment);

●	the Fund will be managed as a diversified investment company (the Fund currently is permitted to operate as a non-diversified investment company);
●
the Fund may invest in securities that are non-investment grade (the Fund currently invests in securities that are deemed investment grade at the time of investment) and may avail itself of a wider range of investment techniques; and

●
the total annual operating expenses for Institutional Class shares, which is currently 0.92% of average net assets, would be capped at 0.43% of average net assets (subject to certain exclusions described in the Proxy Statement).

Who is eligible to vote?
You are entitled to notice of, and to vote at, the meeting (and any adjournment of the meeting) if you owned shares of the Fund at the close of business on April 19, 2018 (“Record Date”).
What are the different ways to vote your shares?
●
By Mail: You may vote by mail by indicating your voting instructions on the enclosed proxy card, signing and dating it, and returning it in the enclosed postage paid envelope.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “for” the proposal described above.

●	By Phone: You may vote by telephone by calling the number on your proxy card.
●	Through the Internet: You may vote through the internet by visiting the website listed on your proxy card.
●	In Person: If you plan to attend the meeting, you may vote in person.
Please note that if you vote by executing and returning a proxy and then you attend the meeting and vote in person, your proxy will be automatically revoked.  If you plan to attend the meeting, please call the Fund at 1-800-877-9700.
We will admit to the meeting:  (1)  all shareholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the meeting must present photo identification.
Proxy cards submitted by corporations and partnerships will not be voted unless they are signed by the appropriate person(s) as indicated in the voting instructions on the proxy cards.
Any additional proposals submitted to a vote at the meeting by anyone other than the officers or Trustees of the Fund may be voted only in person or by written proxy.
Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 13, 2018:  This Notice and the Proxy Statement are available on the internet at www.okapivote.com/NBNYMuni
By order of the Board of Trustees, /s/ Claudia A. Brandon Claudia A. Brandon Secretary Neuberger Berman Income Funds

[April 20, 2018]
New York, New York

Neuberger Berman Income Funds
Neuberger Berman New York Municipal Income Fund

1290 Avenue of the Americas
New York, New York 10104
 1-800-877-9700
PROXY STATEMENT

This Proxy Statement, which includes a Notice of Special Meeting of Shareholders and a proxy card, is for the special meeting of shareholders of Neuberger Berman New York Municipal Income Fund (the “Fund”), a series of Neuberger Berman Income Funds, to be held on June 13, 2018, and any adjournment or postponement thereof (the “Meeting”).
PROPOSAL:  To change the Fund’s fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and to add that the Fund may invest in other investments that provide investment exposure to securities of municipal issuers that provide interest income that is exempt from federal income tax.
This Proxy Statement, which is first being mailed to shareholders on or about [April 20], 2018, sets forth concisely the information that a shareholder of the Fund should know before voting on the Proposal.  It should be read and retained for future reference.
VOTING INFORMATION
The Board of Trustees (the “Board”) of Neuberger Berman Income Funds (the “Trust”) is asking you to sign the enclosed proxy card for use at the Meeting to be held on June 13, 2018, at [2:30 p.m.] Eastern time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, [  ] Floor, New York, New York.
One-third of the Fund’s shares outstanding and entitled to vote on April 19, 2018 (the “Record Date”), represented in person or by proxy, makes up a quorum and must be present for the transaction of business at the Meeting.
If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or for any other reason, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares voted in person or by proxy on the question of adjournment.  The persons named as proxy agents will vote in favor of such an adjournment those proxies that they are entitled to vote “FOR” the proposal and will vote against such an adjournment those proxies that are required to be voted “AGAINST” the proposal.
If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card.  If no instructions are marked on the proxy card, the proxy will be voted “FOR” the proposal described in the accompanying Notice of Special Meeting of Shareholders.  Proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining the presence of a quorum and will have no effect on the outcome of the proposal.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the outcome of the proposal.  For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian will vote the shares in the account in accordance with instructions given by the Depositor.  However, if a Depositor fails to provide instructions on how to vote the shares, the Custodian will vote the undirected shares in the same proportions as shares voted in the other individual retirement accounts.
Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the address indicated on the envelope enclosed with this Proxy Statement.  Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Proxy solicitations are being made primarily by mail, but may also be made by telephone, by electronic transmission, or by personal interview by officers and employees of Neuberger Berman Investment Advisers LLC (“NBIA”), affiliates of NBIA, or other representatives of the Fund.  NBIA serves as administrator of the Fund.  Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s principal underwriter.  Proxy solicitations may also be made by Okapi Partners LLC (“Okapi”), our proxy solicitor.  If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.  You may also vote by mail or through a secure Internet site.  Please note that while proxies may be voted by telephone or through the internet with respect to the proposal, a vote on a proposal put forward at the meeting by anyone other than the officers or Trustees of the Trust may be cast only in person or by a paper proxy.
NBIA and its affiliates will not receive any compensation from the Fund for proxy solicitation activities.  For soliciting services, Okapi will be paid fees and expenses of up to approximately $40,000.  The expenses incurred in connection with preparing this Proxy Statement and its enclosures and all solicitations will be evenly split between Management and the Fund.  Any expenses borne by the Fund will not be subject to the expense caps described below.

As of April 19, 2018, the Fund had the following number of Institutional Class shares outstanding.
Number of Shares Outstanding
[ ]
To the Trust’s knowledge, as of January 31, 2018, the Fund had no beneficial and record owners of five percent or more of Institutional Class shares.
At January 31, 2018, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Fund.
Copies of the Fund’s most recent annual report, including financial statements, have previously been delivered to shareholders.  For a free copy of the Fund’s annual report for the fiscal year ended October 31, 2017, including audited financial statements, call 1-800-877-9700 or log-on to www.nb.com or write to NBIA at 1290 Avenue of the Americas, New York, New York 10104.

PROPOSAL
TO CHANGE THE FUND’S FUNDAMENTAL POLICY TO NO LONGER REQUIRE THAT
THE FUND INVEST 80% OF ITS NET ASSETS IN SECURITIES OF MUNICIPAL ISSUERS
THAT PROVIDE INTEREST INCOME THAT IS EXEMPT FROM NEW YORK STATE
AND NEW YORK CITY PERSONAL INCOME TAXES AND TO ADD THAT THE FUND
MAY INVEST IN OTHER INVESTMENTS THAT PROVIDE INVESTMENT EXPOSURE
TO SECURITIES OF MUNICIPAL ISSUERS THAT PROVIDE INTEREST INCOME THAT
IS EXEMPT FROM FEDERAL INCOME TAX

The Board, including those Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has approved, and recommends that the Fund’s shareholders approve, changing the Fund’s fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes.  The Fund will continue to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and securities the interest on which may be a tax preference item for purposes of the federal alternative minimum tax.  In addition, the fundamental policy will be revised to clarify that the Fund may also invest in other investments that provide such investment exposure.
Neuberger Berman Investment Advisers LLC (“NBIA”), the investment manager to the Fund, recommended this change to the Board in connection with certain other changes to the Fund.  The Board of Trustees also approved a plan to change the Fund’s principal investment strategies to invest mainly in municipal debt securities across the credit spectrum that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return.  The Fund currently invests in securities that are deemed investment grade at the time of investment; in connection with this change, the Fund may invest in securities that are investment grade or non-investment grade.  The change also would permit the Fund to invest in other types of investments.  In addition, the total annual operating expenses for Institutional Class shares, which are currently 0.92% of average net assets, is expected to be capped at 0.43% of average net assets (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, extraordinary expenses, and acquired fund fees and expenses, if any) for at least three years. It is currently anticipated that these changes would only occur if shareholders approve the proposed change to the Fund’s fundamental policy.
NBIA believes that the proposed change, along with the other additional changes, will provide an improved opportunity for attractive yield and will provide shareholders an opportunity to invest in a strategy focused on seeking significant positive social and environmental outcomes alongside investment returns.
Why am I being asked to vote on this change?
The Fund, like all mutual funds, is required by law to adopt fundamental policies with respect to a limited number of matters. Under the 1940 Act, fundamental investment policies cannot be changed without shareholder approval.
Rule 35d-1 under the 1940 Act (the “Names Rule”), deems it materially deceptive and misleading to have a fund’s name include certain terms unless such fund has adopted a policy to invest,

under normal circumstances, at least 80% of the value of its assets in investments that are suggested by its name. The Names Rule imposes specific requirements on “tax-exempt funds” and requires such funds to adopt a fundamental policy to invest, under normal circumstances, either (1) at least 80% of the value of its net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (2) its net assets so that at least 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax. The SEC staff has interpreted the Names Rule such that the requirements for “tax-exempt funds” also apply to funds with the term “municipal” in their names, such as the Fund with the proviso that “municipal” funds, such as the Fund, can also include in their 80% test securities the income from which may be a tax preference item for the purpose of the federal alternative minimum tax.
Accordingly, the Fund adopted a fundamental policy to invest at least 80% of its net assets in securities of municipal issuers that provide income that is exempt from federal income tax and New York State and New York City personal income taxes. If shareholders of the Fund approve the change to this fundamental policy, it is anticipated that the Fund will change its name to Neuberger Berman Municipal Impact Fund and will no longer invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes.  The Fund will continue to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and securities the interest on which may be a tax preference item for purposes of the federal alternative minimum tax.  In addition, the Fund would be permitted to include other investments that provide such investment exposure as part of its policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax.
The proposed change is set forth in the table below, and the text that is stricken through in the table below will be removed from the current fundamental policy and the text that is underlined in the table below will be added to the current fundamental policy.
Current Fundamental Policy	New Fundamental Policy (if approved by Fund Shareholders)
The Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide income that is exempt from federal income tax and New York State and New York City personal income taxes; however, the Fund may invest without limit in municipal securities that may be a Tax Preference Item.

The Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide income that is exempt from federal income tax ~~and New York State and New York City personal income taxes~~ and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities that may be a Tax Preference Item.

What other changes are occurring with this proposed change?
If the proposal is approved, the total annual operating expenses for Institutional Class shares, which are currently 0.92% of average net assets, will be capped at 0.43% of average net assets (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, extraordinary expenses, and acquired fund fees and expenses, if any).

In addition, it is currently anticipated that the Fund would also revise its principal investment strategies to invests in municipal debt securities across the credit spectrum that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return. In pursuing its goal, the Fund would also have the flexibility to invest in a range of other instruments, including derivatives, when-issued securities and mortgage-related securities.
In connection with these changes to the principal investment strategies, the Fund will be subject to the following additional risks:
●
Impact and ESG Criteria Risk.  The Fund’s impact and ESG criteria could cause it to sell or avoid instruments that subsequently perform well.  The Fund may underperform funds that do not follow an impact and ESG criteria.  Changes in the priorities or policies of the federal government may cause it to reduce or suspend its support for certain types of projects in which the Fund has invested or change laws or regulations from which the projects might benefit, causing such projects to be less viable financially or lessening their positive social or environmental impact.

●
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

It is also expected that the Fund will be managed as a diversified investment company even though the Fund currently is permitted to operate as a non-diversified investment company.
These changes are expected to materially affect the manner in which the Fund’s investment program is conducted and will be disclosed in an amended prospectus and statement of additional information.
Are there any tax implications related to this change?
If this change is approved, the Fund will transition to a fund that invests in issuers of municipal securities throughout the U.S., including its territories and possessions.  While the Fund’s distributions will continue to be generally exempt from federal income tax, the Fund’s distributions will no longer be exempt from New York City and New York State personal income taxes.  In addition, as the Fund makes the transition, it will realize some capital gains, which will be taxable.

What happens if the proposal is not approved?
If the Fund’s shareholders do not approve the proposal, options for the continued viability of the Fund will be evaluated.  It is currently anticipated that immediately following the vote, the Fund would continue to operate under the current fundamental policy and its current investment strategy and expense structure.
THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE PROPOSED CHANGE TO THE FUND’S FUNDAMENTAL POLICY.
REQUIRED VOTE
Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.
OTHER INFORMATION
Information about NBIA.  NBIA, located at 1290 Avenue of the Americas, New York, New York 10104, serves as the Fund’s investment manager and administrator.  Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor.  Together, the Neuberger Berman affiliates manage approximately $295 billion in assets (as of December 31, 2017) and continue an asset management history that began in 1939.
Other Matters to Come Before the Meeting.  The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote on those matters in accordance with their judgment.
Shareholder Proposals.  The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Neuberger Berman Income Funds, 1290 Avenue of the Americas, New York, New York 10104, so that they will be received a reasonable time prior to any such meeting.
Annual Report and Proxy Statement Delivery.  Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at 1290 Avenue of the Americas, New York, New York 10104 or 1-800-877-9700.
Notice to Banks, Broker Dealers and Voting Trustees and Their Nominees.  Please advise the Trust at 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners of the shares.

By Order of the Board of Trustees, /s/ Claudia A. Brandon Claudia A. Brandon Secretary

[April 20, 2018]

This page is intentionally left blank.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, New York 10104

www.nb.com

[   ]

PRELIMINARY COPIES
PLEASE VOTE TODAY BY PHONE,
MAIL OR THE INTERNET
CALL TOLL FREE (888) 785-6673OR LOG ON TO
www.okapivote.com/NBNYMuni2018

Important Notice Regarding the Internet Availability of Proxy Materials for the
 Special Meeting of Shareholders:
The Notice and Proxy Statement will be available at www.okapivote.com/NBNYMuniProxy

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON [JUNE 13, 2018]

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE NEUBERGER BERMAN INCOME FUNDS. The undersigned hereby appoints as proxies ______________, ______________ and ______________, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in Neuberger Berman New York Municipal Income Fund (the “Fund”) at the Special Meeting of Shareholders to be held at [1290 Avenue of the Americas, [  ] Floor, New York, NY 10104] on [June 13, 2018] at [2:30 p.m.] Eastern Time and any adjournment or postponement thereof (the “Meeting”) at which shareholders will be asked to consider and act upon the proposal described in the Proxy Statement dated [                 ], 2018.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy.  The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Date _____________ , 2018

Signature (owner, joint owners, trustee,
custodian, etc.) (PLEASE SIGN IN THE BOX)

Please sign exactly as your name appears on this Proxy. If shares are held in the name of joint owners, either owner should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

PRELIMINARY COPIES

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE
REVERSE
SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.  [X]

FOR	AGAINST	ABSTAIN
ITEM 1. To change the Fund’s fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and to add that the Fund may invest in other investments that provide investment exposure to securities of municipal issuers that provide interest income that is exempt from federal income tax.
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IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700.

PLEASE SIGN ON THE REVERSE SIDE.